               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549
                            FORM 8-K
                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):
                       December 23, 1996


               HOME PROPERTIES OF NEW YORK, INC.
      (Exact name of Registrant as specified in its Charter)


MARYLAND                         1-13136                   16-1455126
(State or other jurisdiction     (Commission file number)  (I.R.S. Employer
of incorporation or organization                           Identification
                                                           Number)


                       850 CLINTON SQUARE
                   ROCHESTER, NEW YORK 14604
           (Address of principal executive offices)


Registrant's telephone number, including area code: (716) 546-4900







                        Not applicable
 (Former name or former address, if changed since last report)


                                        Consecutive No. Page 1 of 4
                                        Exhibit Index at Page 4

ITEM 5.  OTHER EVENTS.

     On December 23, 1996, Home Properties of New York, L.P. (the "Operating Partnership") and Home Properties of New York, Inc. ("Home Properties") entered into agreements with the State Treasurer of the State of Michigan, Custodian of the Michigan Public School Employees' Retirement System, State Employees' Retirement System, Michigan State Police Retirement System, and Michigan Judges' Retirement System ("SMRS") to sell a $35 million Class A Limited Partnership Interest in the Operating Partnership to SMRS. The Class A Limited Partnership Interest was issued to SMRS and payment by SMRS to the Operating Partnership occurred on December 30, 1996. The transaction is summarized in a press release which is filed as an exhibit to this report.

       Copies   of  the  documents  executed  by  the
Operating Partnership, Home Properties and SMRS in connection with this transaction are filed as exhibits to this report as is a copy of the Amended and Restated By-Laws of Home
Properties, revised as of December 30, 1996 to add a provision relating to the transaction with SMRS.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          3.1    Amended and Restated By-Laws, revised December 30, 1996
          10.1 Amendment No. 9 to Amended and Restated Agreement of Limited Partnership among the Operating Partnership, Home
                 Properties and SMRS.
          10.2 Partnership Interest Purchase Agreement among the Operating Partnership, Home Properties and SMRS.
          10.3   Registration Rights Agreement between Home Properties and
                 SMRS.
          10.4 Letter Agreement relating to restriction on re-sale of common stock between SMRS and Home Properties.
          99.1   Press Release of Home Properties, dated December 23, 1996.

                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                    HOME PROPERTIES OF NEW YORK, INC.
                           (Registrant)
                    Date:  January 6, 1997


                    By:    /s/ David P. Gardner
                           David P. Gardner, Vice President,
                           Chief Financial Officer and Treasurer


                    Date:  January 6, 1997


                    By:    /s/ Norman Leenhouts
                           Norman Leenhouts, Chairman
                           and Co-Chief Executive Officer

                    HOME PROPERTIES OF NEW YORK, INC.

                             EXHIBIT INDEX

                                                   Location

Exhibit 3.1
Amended and Restated By-Laws, revised
December 30, 1996                                  Pages ___ to ___


Exhibit 10.1
Amendment No. 9 to Amended and Restated
Agreement of Limited Partnership among
the Operating Partnership, Home Properties
and SMRS                                           Pages ___ to ___

Exhibit 10.2
Partnership Interest Purchase Agreement
among the Operating Partnership,
Home Properties and SMRS                           Pages ___ to ___

Exhibit 10.3
Registration Rights Agreement between
Home Properties and SMRS                           Pages ___ to ___

Exhibit 10.4
Letter Agreement relating to restriction
on re-sale of common stock between SMRS
and Home Properties                                 Pages ___ to ___

Exhibit 99.1
Press Release of Home Properties, dated
December 23, 1996                                   Pages ___ to ___


        Omitted schedules and exhibits to the above will be supplied upon request.